PIA SHORT-TERM SECURITIES FUND Advisor Class (PIASX) Summary Prospectus March 31, 2025
Before you invest, you may want to review the PIA Short-Term Securities Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated March 31, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.pacificincome.com/mutual-funds/. You can also get this information at no cost by calling 1-800-251-1970 or by sending an email request to piamutualfunds@pacificincome.com.
Investment Objective
The Fund’s investment objective is to seek a high level of current income, consistent with low volatility of principal through investing in short-term investment grade debt securities.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.40%
Less: Fee Waiver(1)	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver	0.39%
(1)Pacific Income Advisers, Inc. (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to the extent necessary to limit Total Annual Fund Operating Expenses for the Fund (excluding acquired fund fees and expenses (“AFFE”), interest expense, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 0.39% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through at least March 31, 2026, and may be terminated only by Board of Trustees (the “Board” or the “Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower. AFFE are the indirect costs of investing in other investment companies, such as a money market funds.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). You may be required to pay brokerage commissions on your purchases and sales of Advisor Class shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$127	$223	$504
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a diversified investment company that normally invests at least 80% of its net assets in short-term securities having a duration of less than three years. Under normal market conditions, the Fund purchases securities rated BBB- and/or Baa3 or better by a Nationally Recognized Statistical Rating Organization (“NRSRO”).
The Fund primarily invests in securities issued or guaranteed by the U.S. government and its agencies (including U.S. Treasury Notes), investment grade mortgage-backed securities (including commercial mortgage-backed securities and residential mortgage-backed securities), and investment grade debt securities (including corporate debt securities, asset-backed securities, and collateralized mortgage obligations). The Fund may also invest in Rule 144A securities.
The Fund may invest up to 10% of its net assets in other investment companies (mutual funds and exchange-traded funds (“ETFs”)), including in any mutual fund advised by the Adviser (a “PIA Fund”), provided that investment in an investment company that predominantly invests in high yield (‘junk bond”) securities will count towards the Fund’s limitation of no more than 5% of the Fund’s net assets invested in high yield securities. To the extent that the Fund invests in a PIA Fund, the Adviser will waive any management fee charged by the PIA Fund. The Fund may also invest in ETFs that provide exposure to AAA-rated collateralized loan obligations (CLOs).
Duration is a measure of a debt security’s price sensitivity. Higher duration indicates bonds that are more sensitive to interest rate changes. Bonds with shorter duration have lower risk associated with interest rates. Duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The weighted average duration of the Fund portfolio will generally range from six months on the short end to three years on the long end.
In selecting investments for the Fund, the Adviser primarily will consider credit quality, duration and yield.
Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•U.S. Government Securities Risk. Some U.S. government securities, such as Treasury Bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
•Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.
•Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.
•Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
•Credit Risk. The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments.
•Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. Prepayment risk is a major risk of mortgage-backed securities.
•Extension Risk. An issuer may pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease.
•Risks Associated with Asset-Backed Securities. These include General Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above). During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
•Risks Associated with CLOs. The risks of investing in CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the Fund is invested. The Fund intends to invest primarily in AAA-rated tranches; however, this rating does not constitute a guarantee, may be downgraded, and in stressed market environments it is possible that even senior CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and significant losses experienced by subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The Fund’s portfolio management may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are liquidity risk, interest rate risk, credit risk, prepayment risk, and the risk of default of the underlying asset, among others.
•Risks Associated with Mortgage-Backed Securities. These include General Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above) as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.
•Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

•Adjustable Rate and Floating Rate Securities Risks. Although the fluctuations in value of adjustable and floating rate instruments should be minimized as a result of changes in market interest rates compared to fixed-rate debt instruments, because such floating rates only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Fund.
•Risks Associated with Inflation and Deflation. Inflation risk is the risk that increasing prices throughout the economy may erode the purchasing power of an investment over time. Deflation risk is the risk that prices throughout the economy decline over time – the opposite of inflation.
•ETF and Mutual Fund Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•High Yield Securities Risk. Securities with ratings lower than BBB- or Baa3 are known as “high yield” securities (commonly known as “junk bonds”). High yield securities typically carry higher coupon rates than investment grade securities, but also are considered as speculative and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.
Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund from year to year. The table shows how the Fund’s average annual returns for the 1-year, 5-years and 10-years periods compare with those of a broad measure of market performance and a secondary benchmark that is more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.pacificincome.com/mutual-funds or by calling the Fund toll-free at 1-800-251-1970.

Calendar Year Total Returns as of December 31
During the period shown on the bar chart, the Fund’s highest total return for a quarter was 2.43% (quarter ended September 30, 2024) and the lowest total return for a quarter was -1.40% (quarter ended March 31, 2022).

Average Annual Total Returns (for the periods ended December 31, 2024)	1 Year	5 Years	10 Years
PIA Short-Term Securities Fund
Return Before Taxes	5.22%	2.30%	1.85%
Return After Taxes on Distributions	3.23%	1.31%	1.08%
Return After Taxes on Distributions and Sale of Fund Shares	3.06%	1.33%	1.08%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
ICE BofA 1-Year U.S. Treasury Note Index (1) (reflects no deduction for fees, expenses or taxes)	4.75%	2.01%	1.63%

(1)    In previous years, the Fund utilized the same benchmark “without transactions costs.” Going forward, the Fund will compare its returns to the index “with transactions costs.” Index returns include transactions costs, which may be higher or lower than the actual transaction costs incurred by the Fund.
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser: Pacific Income Advisers, Inc. is the investment adviser of the Fund.
Portfolio Managers: The following individuals serve as the Fund’s portfolio managers:

Portfolio Managers	Years of Service with the Fund	Primary Title with the Adviser
Rory Hargaden, CFA	7	Vice President, Credit Research/Portfolio Manager
Lloyd McAdams, CFA	17	President
Hsin Tong, CFA	7	Vice President, Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (PIA Short-Term Securities Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-251-1970, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$1,000	$50
Retirement Accounts	$100	$50
Automatic Investment Plan	$50	$50
Tax Information
Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement such as an IRA or 401(k) plan. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.